Exhibit 10.1

CONSENT AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), with an effective date of March 12, 2019 (the "Effective Date"), is by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), MDC PARTNERS INC., a Canadian corporation ("Parent"), Maxxcom Inc., a Delaware corporation ("Borrower"), and each of the Subsidiaries of Parent identified on the signature pages hereof (together with Parent and Borrower, the "Loan Parties").

WHEREAS, Parent, Borrower, the other Loan Parties, Agent, and Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 3, 2016 (as amended, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Borrower, Agent and Required Lenders have agreed to amend and modify the Credit Agreement as provided herein, subject to the terms and provisions hereof;

WHEREAS, Borrower, Agent and Required Lenders entered into that certain Consent Under Second Amended and Restated Credit Agreement dated as of March 7, 2019 (the "Consent");

WHEREAS, Borrower has asked Agent and Required Lenders to consent to the application of certain net cash proceeds of the Kingsdale Sale (as defined in the Consent) to be applied to amounts outstanding under the Senior Unsecured Debt; and

WHEREAS, pursuant to Section 2.4(c) of the Credit Agreement, the Borrower has provided irrevocable notice to the Agent, effective upon the Effective Date, to reduce the Revolver Commitments from $325,000,000 to $250,000,000.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.           Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Consent and Release. Subject to the satisfaction or written waiver of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of Borrower set forth in Section 6 below, Agent and Required Lenders hereby consent to the Borrower's application of any net cash proceeds of the Kingsdale Sale that were not required to be applied to any payments of outstanding Advances pursuant to the Consent to be applied to the prepayment, redemption, defeasment, purchase or other acquisition of any outstanding principal in respect of Senior Unsecured Debt, so long as and solely to the extent that prior to such application Borrower shall have received at least $100,000,000 in cash from gross proceeds of either (i) the incurrence by Borrower of Indebtedness on terms and conditions satisfactory to Agent in its sole discretion, including without limitation, terms and conditions of subordination and delivery of an an intercreditor agreement in form and substance satisfactory to Agent in its sole discretion or (ii) an issuance of equity interests of Parent which is not otherwise prohibited by the terms of the Credit Agreement. This consent is a limited consent and shall not be deemed to constitute a consent with respect to any other current or future departure from the requirements of any provision of the Credit Agreement or any other Loan Documents.

3.           Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a)          Section 7(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

"(e) Total Leverage Ratio. Have a Total Leverage Ratio, measured on a quarter-end basis, of not greater than the applicable ratio set forth in the following table for the applicable date set forth opposite thereto:

Applicable Ratio	Applicable Date

6.25:1.0	For the 12 month periods ending March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020, and December 31, 2020"

5.5:1.0	For the 12 month period ending March 31, 2021 and for the 12 month periods ending on the last day of each calendar quarter thereafter"

(b)          The definition of "Maximum Revolver Amount" contained in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

""Maximum Revolver Amount" means $250,000,000, increased as provided in Section 2.2 and decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of the Agreement."

(c)          Schedule C-1 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

4.           Ratification; Other Acknowledgments. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. The Credit Agreement (other than as amended by this Amendment) and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Loan Parties in all respects.

5.           Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)          Agent shall have received a fully executed copy of this Amendment;

(b)          Agent shall have received, for the ratable benefit of Lenders, a non-refundable amendment fee equal to $100,000 which shall be due and payable and fully earned on the date hereof;

(c)          Borrower shall have paid all reasonable and documented costs and expenses (including reasonable attorneys fees) incurred by Agent and all fees due and owing; and

(d)          No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6.           Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)          All representations and warranties contained in the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)          No Default or Event of Default has occurred and is continuing;

(c)          The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party; and

(d)          This Amendment has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

7.           Miscellaneous.

(a)          Expenses. Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)          Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)          Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(d)          References. Any references in the Credit Agreement to "this Agreement", and any references to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

(e)          Loan Document. This Amendment shall constitute a "Loan Document" as defined in the Credit Agreement.

(f)           No Waiver of Rights. Except as expressly set forth herein, the terms and provisions set forth in this Amendment shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, and shall not be deemed to waive or modify any rights of Agent or the Lenders.

8.           Release.

(a)          In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)          Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)          Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

MDC PARTNERS INC., a federal company organized under the laws of Canada

By:

Name:
Title:	Authorized Signatory

By:

Name:
Title:	Authorized Signatory

MAXXCOM INC.,
a Delaware corporation

By:

Name:
Title:	Authorized Signatory

By:

Name:
Title:	Authorized Signatory

Signature Pages to Consent and First Amendment to Second Amended and Restated Credit Agreement

6 DEGREES INTEGRATED COMMUNICATIONS CORP

72ANDSUNNY PARTNERS, LLC

ACCUMARK PARTNERS INC. (formerly known as 6 Degrees Integrated Communications Inc.)

ALBION BRAND COMMUNICATION LIMITED

ALLISON & PARTNERS LLC

ANOMALY PARTNERS LLC

ANOMALY INC.

ATTENTION PARTNERS LLC

BOOM MARKETING INC.

BRUCE MAU DESIGN INC.

BRUCE MAU DESIGN (USA) LLC

BRUCE MAU HOLDINGS LTD.

BRYAN MILLS IRADESSO CORP.

CAPITAL C PARTNERS GP INC.

CAPITAL C PARTNERS LP

By:	Capital C Partners GP Inc.
Its general partner

COLLE & MCVOY LLC

CONCENTRIC PARTNERS LLC

CRISPIN PORTER & BOGUSKY EUROPE AB

CRISPIN PORTER & BOGUSKY LIMITED

CRISPIN PORTER & BOGUSKY LLC

DONER PARTNERS LLC

DOTGLU LLC

HELLO DESIGN, LLC

Signature Pages to Consent and First Amendment to Second Amended and Restated Credit Agreement

HL GROUP PARTNERS LLC

HPR PARTNERS, LLC

INTEGRATED MEDIA SOLUTIONS PARTNERS LLC

KBP HOLDINGS LLC

KBS+P ATLANTA LLC (formerly known as Fletcher Martin LLC)

KBS+P CANADA LP KBS+P CANADA SEC

By:	MDC Canada GP Inc.
Its general partner

KENNA COMMUNICATIONS GP INC.

KENNA COMMUNICATIONS LP

By:	Kenna Communications GP Inc.
Its general partner

KIRSHENBAUM BOND SENECAL & PARTNERS LLC (formerly known as Kirshenbaum Bond & Partners LLC)

KIRSHENBAUM BOND & PARTNERS WEST LLC

KWITTKEN PR LLC

LAIRD + PARTNERS NEW YORK LLC

LBN PARTNERS LLC

LEGEND PR PARTNERS LLC

LUNTZ GLOBAL PARTNERS LLC

MAXXCOM GLOBAL MEDIA LLC

MAXXCOM (USA) FINANCE COMPANY

MAXXCOM (USA) HOLDINGS INC.

MDC ACQUISITION INC.

MDC CANADA GP INC.

MDC CORPORATE (US) INC.

Signature Pages to Consent and First Amendment to Second Amended and Restated Credit Agreement

MDC EUROPE LIMITED

MDC INNOVATION PARTNERS LLC (d/b/a Spies & Assassins)

MDC PARTNERS UK HOLDINGS LIMITED

MDC TRAVEL, INC.

MONO ADVERTISING, LLC

NEW TEAM LLC

NORTHSTAR MANAGEMENT HOLDCO INC.

NORTHSTAR RESEARCH GP LLC

NORTHSTAR RESEARCH HOLDINGS CANADA INC.

NORTHSTAR RESEARCH HOLDINGS USA LP

NORTHSTAR RESEARCH PARTNERS INC.

NORTHSTAR RESEARCH PARTNERS (USA) LLC

OUTERACTIVE, LLC

PLUS PRODUCTIONS, LLC

PULSE MARKETING, LLC

REDSCOUT LLC

RELEVENT PARTNERS LLC

RJ PALMER PARTNERS LLC

SKINNY NYC LLC

SLOANE & COMPANY LLC

SOURCE MARKETING LLC

STUDIO PICA INC.

TARGETCAST LLC

TARGETCOM LLC

Signature Pages to Consent and First Amendment to Second Amended and Restated Credit Agreement

TC ACQUISITION INC.

THE ARSENAL LLC (formerly known as Team Holdings LLC)

THE PATH WORLDWIDE LIMITED

TRACK 21 LLC

TRADE X PARTNERS LLC

TRAPEZE MEDIA LIMITED

UNION ADVERTISING CANADA LP

By:	MDC Canada GP Inc.
Its general partner

UNIQUE INFLUENCE PARTNERS LLC

VARICK MEDIA MANAGEMENT LLC

VERITAS COMMUNICATIONS INC.

VITRO PARTNERS LLC

VITROROBERTSON LLC

X CONNECTIONS INC.

YAMAMOTO MOSS MACKENZIE, INC.

Y MEDIA LABS LLC

ZYMAN GROUP, LLC

Each by:
Name:
Title:	Authorized Signatory

Each by:
Name:
Title:	Authorized Signatory

Signature Pages to Consent and First Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, as Agent and as a Lender

By:

Name:

Title:

Signature Pages to Consent and First Amendment to Second Amended and Restated Credit Agreement

JPMorgan Chase Bank, N.A., as a Lender

By:

Name:

Title:

Signature Pages to Consent and First Amendment to Second Amended and Restated Credit Agreement

Bank of Montreal, as a Lender

By:

Name:

Title:

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

Signature Pages to Consent and First Amendment to Second Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:

Name:

Title:

Signature Pages to Consent and First Amendment to Second Amended and Restated Credit Agreement

EXHIBIT A

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC	$96,000,000	$96,000,000
JPMorgan Chase Bank, N.A.	$77,000,000	$77,000,000
Bank of Montreal	$38,500,000	$38,500,000
Citizens Bank, National Association	$19,250,000	$19,250,000
Royal Bank of Canada	$19,250,000	$19,250,000
All Lenders	$250,000,000	$250,000,000